UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2009

SP ACQUISITION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-142696	20-8523583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth below under Item 8.01 is incorporated herein by reference.

Item 8.01.	Other Events.

On October 13, 2009, SP Acquisition Holdings, Inc. (the “Company”) issued a press release announcing the Company’s proposed plan of liquidation (the “Plan of Liquidation”).  A copy of the Plan of Liquidation is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference. As of the close of business on October 14, 2009, the Company’s share transfer books were closed and the NYSE Amex thereafter suspended trading. Since the Company did not consummate a business combination by October 10, 2009, the time frame required by its Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”)  and the terms of its initial public offering, the Company’s existence terminated and the Company adopted the Plan of Liquidation in accordance with its Certificate of Incorporation and applicable Delaware law.

The Company expects to distribute the amounts held in its trust account, which consist of proceeds from the Company’s initial public offering, together with the deferred portion of the underwriters’ discount and commission and unexpended interest (net of applicable taxes and reserves for contingent liabilities).  Liquidating distributions will be made to holders of shares of the Company’s common stock issued in the Company’s initial public offering payable upon presentation of certificates evidencing shares in the Company.  Stockholders whose stock is held in “street name” through a broker will automatically receive payment through the Depository Trust Company.  The liquidating distribution is expected to be approximately $9.85 per share.  No payments will be made with respect to any of the Company’s outstanding warrants or shares of common stock that were issued prior to the Company’s initial public offering.

The Company and NYSE Amex are in the process of deregistering the Company’s securities under the Securities and Exchange Act of 1934, as amended, and the Company’s securities have been delisted from the NYSE Amex.  As a result, the Company will no longer be a public reporting company and its securities will cease trading on the NYSE Amex as of the close of business on October 14, 2009.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

2.1	Plan of Liquidation of SP Acquisition Holdings, Inc.

99.1	Press Release dated October 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 15, 2009	SP ACQUISITION HOLDINGS, INC.

	By:	/s/ Jack L. Howard
Jack L. Howard
Chief Operating Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Plan of Liquidation of SP Acquisition Holdings, Inc.

99.1	Press Release dated October 13, 2009.